UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2004

________________

GLOBAL INTERNET
COMMUNICATIONS INC.
(Exact name of registrant as specified in charter)

_____________

                                                               Nevada                                                        333-103781                                                N/A
                                               (State or other jurisdiction                                 (Commission File Number)                               (I.R.S. Employer
                                                       of incorporation)                                                                                                           Identification No.)

                              2305-1050 Burrard Street, Vancouver, B.C.,                                                                                                  V6Z 2S3
                                              Canada
                                   (Address of principal executive offices)                                                                                                          (Zip Code)

                                                                                                   Registrant’s telephone number, including area code: (604) 662-4665

N/A
(Former name or former address, if changed since last report)

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Item 1. CHANGES IN CONTROL OF REGISTRANT

None.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

None.

Item 3. BANKRUPTCY OR RECEIVERSHIP

None.

Item 4. CHANGES IN THE REGISTRANT’S CERTIFYING ACCOUNTANT

None.

Item 5. OTHER EVENTS

On January 1, 2004, Kelly Myers resigned as our Secretary and Chief Technology Officer. Also on January 1, 2004, Burton Voorhees and Colin Campbell submitted their respective resignations to our Board of Directors. On February 16, 2004, Rory O’Byrne appointed Raymond John Demman as Chief Executive Officer, Chief Financial Officer, and as a member of the board of directors and Mr. O’Byrne then tendered his resignation as Chief Executive Officer, Chief Financial Officer, and as a member of the board of directors.

Item 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

None.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None.

Exhibits

None.

Item 8. CHANGE IN FISCAL YEAR

None.

Item 9. REGULATION FD DISCLOSURE

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLBAL INTERNET COMMUNICATIONS INC.

Signatures                                                                          Title                                                                             Date

                                                                                            President, Principal Executive                                        February 23, 2004
                                                                                            Officer, and member of board of
/s/ Raymond John Demman                                                  Directors
Raymond John Demman

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